UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2018

Morgan Stanley

(Exact Name of Registrant
as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Morgan Stanley (the “Company”), shareholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as independent auditor and (iii) approve the compensation of executives as disclosed in the proxy statement filed with the Securities and Exchange Commission on April 6, 2018 for the Annual Meeting (the “2018 Proxy”) (a non-binding advisory vote). Shareholders also voted on a shareholder proposal regarding a policy to prohibit vesting of deferred equity awards for senior executives who resign to enter government service.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director’s successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The shareholders’ vote ratified the appointment of the independent auditor. The proposal to approve the compensation of executives as disclosed in the 2018 Proxy, through an advisory vote, was approved. The shareholder proposal regarding a policy to prohibit vesting of deferred equity awards for senior executives who resign to enter government service was not approved.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the shareholders as follows:

1.	Election of Directors	For	Against	Abstain	Broker Non -vote
	Elizabeth Corley	1,508,990,693	3,122,702	2,877,268	125,875,533
	Alistair Darling	1,507,825,122	4,147,149	3,018,392	125,875,533
	Thomas H. Glocer	1,502,038,483	9,209,998	3,742,182	125,875,533
	James P. Gorman	1,481,050,629	27,465,646	6,474,388	125,875,533
	Robert H. Herz	1,507,328,753	4,451,453	3,210,457	125,875,533
	Nobuyuki Hirano	1,500,667,954	11,499,815	2,822,894	125,875,533
	Jami Miscik	1,508,790,003	3,214,671	2,985,989	125,875,533
	Dennis M. Nally	1,502,303,695	9,600,266	3,086,702	125,875,533
	Hutham S. Olayan	1,491,486,708	20,275,404	3,228,551	125,875,533
	Ryosuke Tamakoshi	1,501,650,422	10,578,961	2,761,280	125,875,533
	Perry M. Traquina	1,508,412,785	3,400,465	3,177,413	125,875,533
	Rayford Wilkins, Jr.	1,503,542,215	8,318,634	3,129,814	125,875,533

2.	Ratification of Appointment of Independent Auditor	1,611,393,265	27,065,519	2,407,412	*

3.	Approval of Compensation of Executives (Non-Binding Advisory Vote)	1,450,091,074	58,592,759	6,306,830	125,875,533

4.	Shareholder Proposal Regarding a Policy to Prohibit Vesting of Deferred Equity Awards for Senior Executives who Resign to Enter Government Service	301,787,675	1,203,992,014	9,210,974	125,875,533

* Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 24, 2018	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary